UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 3, 2008


                              Analog Devices, Inc.
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             (Exact name of registrant as specified in its charter)


    Massachusetts                1-7819                 04-2348234
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   (State or other             (Commission             (IRS Employer
     jurisdiction             File Number)          Identification No.)
   of incorporation


  One Technology Way, Norwood, MA                   02062
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  (Address of principal executive                 (Zip Code)
             offices)

Registrant's telephone number, including area code: (781) 329-4700


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     (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 5.02. Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements of Certain Officers Departure of Directors

     On January 3, 2008, as a result of the planned acquisition by ON Semiconductor Corporation of AMIS Holdings, Inc., Ms. Christine King, President and Chief Executive Officer of AMIS Holdings, informed the Company that she would not stand for re-election as a Class III Director at the Company's 2008 Annual Meeting of Shareholders to be held on March 11, 2008, and that she will cease serving as a Class III Director of the Company on that date.


                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 4, 2008             ANALOG DEVICES, INC.

                            By: /s/ Margaret K. Seif
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                                      Margaret K. Seif
                                      Vice President, General
                                      Counsel and Secretary